Exhibit 10.61

DEMAND PROMISSORY NOTE

$225,000                                                                                     Date:  August 12, 2011

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Two  Hundred Twenty Five Thousand Dollars and no/100 ($225,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman

Chief Executive Officer

Dated: August 12, 2011